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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                                June 19, 2006
                Date of Report (Date of earliest event reported)

                        COMMISSION FILE NUMBER: 000-50760


                                MKA CAPITAL, INC.
             (Exact name of registrant as specified in its charter)


         NEVADA                                       58-2670972
(State or other jurisdiction           (IRS Employer Identification File Number)
     of incorporation)

               2405 - 300 HUA HAI ROAD, SHANGHAI 200021, PR CHINA
                    (Address of Principal Executive Offices)

                                 +86-21-63354111
              (Registrant's telephone number, including area code)

                               - NOT APPLICABLE -
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS


Item 4.01  Change in Registrant's Certifying Accountant
Item 9.01  Exhibits




ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

PREVIOUS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On June 14, 2006, Russell Bedford Stefanou Mirchandani LLP ("Russell Bedford") resigned as MKA Capital, Inc.'s ("MKAC" or the "Registrant") independent auditor.

The report of Russell Bedford on the Registrant's consolidated financial statements for the year ended December 31, 2005 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle.

During the year ended December 31, 2005 and through June 14, 2006, the Registrant has not had any disagreements with Russell Bedford on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of our new auditor, would have caused them to make reference thereto in their report on the Registrant's consolidated financial statements for such year.

LETTER REQUESTED FROM FORMER ACCOUNTANT

The Registrant has provided the former accountant with a copy of this disclosure and has requested from him a letter addressed to the U.S. Securities and Exchange Commission ("SEC") stating whether he agrees with the above statements, and if not, stating the respects in which he does not agree. A copy of such response received by the registrant to that request will be filed as an amendment to this Form 8-K no later than two business days after it is received.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBIT:

Exhibit 1  Resignation letter from Russell Bedford Stefanou Mirchandani LLP


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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            MKA Capital Inc.
                                            (REGISTRANT)

Date: June 19, 2006

                                            By: /s/ Jack Chen
                                                --------------------------------
                                                Jack Chen
                                                Chief Executive Officer